                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement            [_] Confidential, For Use of the
[X] Definitive Proxy Statement                 Commission Only (as permitted
[_] Definitive Additional Materials            by Rule 14a-6(e)(2))
[_] Soliciting Material Under Rule 14a-12

                     UST PRIVATE EQUITY INVESTORS FUND, INC.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      -------------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

      -------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      -------------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

      -------------------------------------------------------------------------

      (5)   Total fee paid:

      -------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

      -------------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

      -------------------------------------------------------------------------

      (3)   Filing Party:

      -------------------------------------------------------------------------

      (4)   Date Filed:

      -------------------------------------------------------------------------

[LOGO] EXCELSIOR FUNDS
Advised by U.S. Trust

                    UST PRIVATE EQUITY INVESTORS FUND, INC.
                             114 West 47th Street
                         New York, New York 10036-1532

Dear Shareholder:

   You are cordially invited to attend the Annual Meeting (the "Meeting") of Shareholders of UST Private Equity Investors Fund, Inc. (the "Company") to be held on Friday, March 21, 2003 at 10:00 a.m., New York time, at the offices of United States Trust Company of New York, 114 West 47th Street, New York, New York 10036-1532.

   At the Meeting, shareholders of the Company will be asked to vote on the election of four directors.

   Whether or not you plan to attend the Meeting, your vote is needed. Whether or not you plan to attend the Meeting, please complete, sign and return the enclosed Proxy Card promptly. A postage-paid envelope is enclosed for this purpose.

   We look forward to seeing you at the Meeting or receiving your proxy so your shares may be voted at the Meeting.

                                          Sincerely yours,

                                          /s/ Douglas Lindgren
                                          Douglas A. Lindgren
                                          Co-Chief Executive Officer and Chief
                                            Investment Officer

            Shareholders Are Urged to Sign and Return the Enclosed
                     Proxy Card in the Enclosed Envelope.

[LOGO] EXCELSIOR FUNDS
Advised by U.S. Trust

                    UST PRIVATE EQUITY INVESTORS FUND, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                              February 14, 2003

To the Shareholders of
UST Private Equity Investors Fund, Inc.:

   The Annual Meeting of Shareholders (the "Meeting") of UST Private Equity Investors Fund, Inc. (the "Company") will be held on Friday, March 21, 2003 at 10:00 a.m., New York time, at the offices of United States Trust Company of New York, 114 West 47th Street, New York, New York 10036-1532.

   The Meeting will be held for the following purposes:

    1. to elect each of Mr. Bernstein, Mr. Hover, Mr. Imbimbo and Mr. Murphy as directors of the Company; and

    2. to transact such other business as may properly come before the Meeting or any adjournments thereof.

   The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Meeting in person. Shareholders of record at the close of business on January 24, 2003 have the right to vote at the Meeting. Whether or not you plan to attend the Meeting, we urge you to fill in, sign and promptly return the enclosed Proxy Card or vote your proxy via telephonic or electronic means in order that the Meeting can be held and a maximum number of shares may be voted.

                                          By Order of the Board of Directors
                                            of UST Private Equity Investors
                                            Fund, Inc.

                                          Cynthia Englert
                                          Secretary

                      WE NEED YOUR PROXY VOTE IMMEDIATELY

   You may think your vote is not important, but it is vital. By law, the Annual Meeting of Shareholders of the Company scheduled for March 21, 2003 will have to be adjourned without conducting any business if less than a majority of the shares eligible to vote are represented at the Meeting. In that event, the Company would continue to solicit votes in an attempt to achieve a quorum. Clearly, your vote could be critical in allowing the Company to hold the Meeting as scheduled, so please return your proxy immediately.

                    UST PRIVATE EQUITY INVESTORS FUND, INC.
                             114 West 47th Street
                         New York, New York 10036-1532

                                PROXY STATEMENT

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of UST Private Equity Investors Fund, Inc. (the "Company"). The Annual Meeting of Shareholders will be held at the offices of United States Trust Company of New York, 114 West 47th Street, New York, New York 10036-1532 on Friday, March 21, 2003 at 10:00 a.m., New York time (the "Meeting"). This Proxy Statement and the accompanying Proxy Card are first being mailed to shareholders on or about February 14, 2003.

   It is expected that the solicitation of proxies will be primarily by mail. The costs of preparing, assembling and mailing material in connection with the solicitation of proxies will be borne by the Company. The Company's officers, investment adviser and administrator may assist in the solicitation of proxies by telephone, telegraph, facsimile, personal interview or the Internet. If the Company records proxy votes by telephone or the Internet, it will use procedures to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed Proxy Card or by attending the Meeting and electing to vote in person. Proxies given by telephone or the Internet may be revoked at any time before they are voted in the same manner as proxies given by mail.

   The following summarizes the proposal to be voted on at the Meeting.

Proposal:

    1. To elect each of Mr. Bernstein, Mr. Hover, Mr. Imbimbo and Mr. Murphy as directors of the Company.

   A Proxy Card is enclosed with respect to the shares you own in the Company. If the Proxy is executed and returned properly, the shares represented by it will be voted at the Meeting in accordance with your instructions. Each share is entitled to one vote.

   Shareholders are requested to complete the enclosed Proxy Card and return it in the enclosed envelope. No postage is required if mailed in the United States.

    The Company's Board of Directors Unanimously Recommends a Vote in Favor of the Proposal Described in this Proxy Statement.

Dated: February 14, 2003

                                 INTRODUCTION

   The Company has been organized as a Maryland corporation to engage in the business of a closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"). This Meeting constitutes an annual meeting of shareholders that has been called to consider a proposal relating to the matter discussed below.

                      PROPOSAL 1:  ELECTION OF DIRECTORS

   The proposal to be considered at the Meeting is the election of the directors of the Company.

   At the Meeting, shareholders will be asked to consider the election of four nominees who will constitute the entire Board of Directors of the Company. Each director so elected will hold office until his successor is elected and qualified, or until his term as a director is terminated as provided in the Company's by-laws. The persons named as proxies in the accompanying Proxy Card have been designated by the Board and intend to vote for the nominees named below, unless otherwise directed. Messrs. Bernstein, Hover, Imbimbo and Murphy are incumbent directors. Messrs. Bernstein and Murphy were appointed as directors of the Company by the sole incorporator in the Articles of Incorporation dated December 1, 1994. Mr. Hover was appointed as a director on December 9, 1998 by the then current directors in order to fill a vacancy on the Board of Directors. Mr. Imbimbo was appointed as a director on April 6, 2000 to fill a vacancy on the Board of Directors. The nominees have consented to serve as directors.

   All shares represented by valid proxies will be voted in the election of directors for each nominee named below unless authority to vote for all nominees or a particular nominee is withheld. The four nominees who receive the highest number of votes cast at the Meeting will be elected as directors. Cumulative voting is not permitted. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Directors may recommend, unless a decision is made to reduce the number of directors. For more information, see "Voting Information--Quorum." The following tables set forth certain information about each of the nominees:

                                                                                         Number of
                                                                                       Portfolios in
                        Position(s) Term of Office                                     Fund Complex
                         Held with  and Length of    Principal Occupation(s) During     Overseen by
 Name, Address and Age  the Company  Time Served   Past 5 Years and Other Affiliations   Director*
----------------------- ----------- -------------- ----------------------------------- -------------
John C. Hover II, 59**   Director    Annual         Mr. Hover retired as an Execu-           4
United States Trust      and         terms since    tive Vice President of U.S.
  Company of New York    Chairman    December 9,    Trust in 1998 after 22 years of
114 West 47th Street     of the      1998           service. He was responsible for
New York, NY 10036-1532  Board                      the Personal Asset Manage-
                                                    ment and Private Banking
                                                    Group and served as Chairman
                                                    of U.S. Trust International.
                                                    Prior to joining U.S. Trust, he
                                                    was a commercial banker with
                                                    Chemical Bank. Mr. Hover re-
                                                    ceived his B.A. degree in Eng-
                                                    lish Literature from the
                                                    University of Pennsylvania and
                                                    a M.B.A. degree in Marketing
                                                    from The Wharton School. He
                                                    is a trustee of the University of
                                                    Pennsylvania, and is Chairman
                                                    of the Board of Overseers of
                                                    the University's Museum of
                                                    Archaeology and Anthro-
                                                    pology. He is a trustee and Vice
                                                    President of the Penn Club of
                                                    New York.

-------------
* The "Fund Complex" consists of UST Private Equity Investors Fund, Inc., Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and Excelsior Hedge Fund of Funds I, LLC.
** Mr. Hover is an interested person of the Company, as defined in the 1940
   Act, due to the fact that he holds securities of The Charles Schwab Corporation, a parent company of the investment adviser.

                                                                                         Number of
                                                                                       Portfolios in
                        Position(s) Term of Office                                     Fund Complex
                         Held with  and Length of    Principal Occupation(s) During     Overseen by
 Name, Address and Age  the Company  Time Served   Past 5 Years and Other Affiliations   Director*
----------------------- ----------- -------------- ----------------------------------- -------------
Gene M. Bernstein, 55    Director    Annual         Mr. Bernstein has been asso-             5
United States Trust      and         terms since    ciated with Northville In-
  Company of New York    Member of   December 1,    dustries Holding Corp., a third
114 West 47th Street     the Audit   1994           generation privately-held
New York, NY 10036-1532  Committee                  petroleum marketing, trading,
                                                    storage and distribution com-
                                                    pany, since 1982. He has held
                                                    positions there ranging from
                                                    Vice President to President to
                                                    Vice Chairman, and currently
                                                    serves as a Director. From
                                                    2000-2001 he was Dean of the
                                                    Skodneck Business Develop-
                                                    ment Center at Hofstra Uni-
                                                    versity in Hempstead, New
                                                    York. He is a former Chairman
                                                    and current member of the
                                                    Board of Trustees at his alma
                                                    mater, Alfred University, from
                                                    which he holds a B.A. degree
                                                    in English Literature. He also
                                                    has an M.A. degree in English
                                                    Literature from the University
                                                    of Wisconsin and a Ph.D. in
                                                    English Literature from the
                                                    University of Massachusetts.

Stephen V. Murphy, 57    Director    Annual         Since 1991, Mr. Murphy has               5
United States Trust      and         terms since    been President of S.V. Murphy
  Company of New York    Member of   December 1,    & Co., Inc., an investment
114 West 47th Street     the Audit   1994           banking firm that specializes in
New York, NY 10036-1532  Committee                  mergers and acquisitions, di-
                                                    vestitures and strategic and
                                                    capital-related advisory services
                                                    for financial and other in-
                                                    stitutions. From 1988 until
                                                    1990, he was Managing Direc-
                                                    tor of Merrill Lynch Capital
                                                    Markets in charge of the
                                                    Financial Institutions Mergers
                                                    and Acquisitions Department.
                                                    Prior to 1988, Mr. Murphy was

                                                                                            Number of
                                                                                          Portfolios in
                           Position(s) Term of Office                                     Fund Complex
                            Held with  and Length of    Principal Occupation(s) During     Overseen by
  Name, Address and Age    the Company  Time Served   Past 5 Years and Other Affiliations   Director*
-------------------------- ----------- -------------- ----------------------------------- -------------
                                                        Managing Director of The First
                                                        Boston Corporation where he
                                                        headed up its Investment
                                                        Banking Department's Com-
                                                        mercial Bank Group. Mr. Mur-
                                                        phy holds a B.S.B.A. degree
                                                        from Georgetown University
                                                        and a M.B.A. degree from Co-
                                                        lumbia University.

Victor F. Imbimbo, Jr., 49  Director    Annual          Since October 2002, Mr. Im-             5
United States Trust         and         terms since     bimbo has been head of
  Company of New York       Member of   April 6,        healthcare marketing in the
114 West 47th Street        the Audit   2000            United States for TBWA, a
New York, NY 10036-1532     Committee                   global marketing agency. Prior
                                                        to this, he was with Bedrock
                                                        Communications, Inc., a con-
                                                        sulting company addressing the
                                                        merger of traditional and digi-
                                                        tal communications solutions,
                                                        since 1996. He was also the
                                                        founder of the Hadley Group,
                                                        a promotional marketing com-
                                                        pany, in 1985, which he ran
                                                        until 1996. Prior to 1985, Mr.
                                                        Imbimbo held marketing posi-
                                                        tions with Miller Brewing
                                                        Company and General Mills.
                                                        While at Miller Brewing Com-
                                                        pany, Mr. Imbimbo oversaw all
                                                        new product development and
                                                        marketing. Mr. Imbimbo holds
                                                        a B.S. degree and a M.B.A.
                                                        degree from Purdue University.

-------------
* The "Fund Complex" consists of UST Private Equity Investors Fund, Inc., Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and Excelsior Hedge Fund of Funds I, LLC.

   In the fiscal year of the Company ended October 31, 2002, the directors met 4 times. Each of Messrs. Bernstein, Hover, Murphy and Imbimbo attended all of the meetings of the Board.

   The Company does not have standing nominating or compensation committees. The Company has a standing audit committee that convened twice during the fiscal year ended October 31, 2002. The audit committee reviews both the audit and non-audit work of the Company's independent public accountants, submits recommendations to the board of directors as to the selection of independent public accountants and reviews compliance of the Company with regulations of the Securities and Exchange Commission and the Internal Revenue Service and other related matters. On December 17, 2002, the Company renewed its written charter for the audit committee, which was initially adopted on January 23, 2001 and filed as part of the Company's Proxy Statement for its 2001 Annual Shareholders Meeting, without any amendments or modifications. Messrs. Bernstein, Imbimbo and Murphy, each of whom is an independent director, are members of the audit committee.

   Audit Committee Report. The audit committee has reviewed and discussed the audited financial statements with management and the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards) with the independent auditors. The audit committee has received written disclosures and a letter from the independent accountants as required by Independence Standards Board Standard No. 1 and has discussed with the independent accountants the independent accountants' independence. Based on the foregoing, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2002. The audit committee has considered whether the provision of non-audit services by Ernst & Young LLP is compatible with maintaining Ernst & Young LLP's independence.

                                                     Gene M. Bernstein
                                                     Stephen V. Murphy
                                                     Victor F. Imbimbo, Jr.

   Each director receives an annual fee of $9,000 and a meeting fee of $1,500 for each meeting attended and is reimbursed for expenses incurred for attending meetings. The Company does not have a stock option plan, other long-term incentive plan, retirement plan or other retirement benefits. No person who is an officer, director or employee of United States Trust Company of New York or U.S. Trust Company (together, "U.S. Trust" or the "Investment Adviser") or of any parent, subsidiary or affiliate thereof, who serves as an officer, director or employee of the Company, receives any compensation from the Company.

   The following charts provide certain information about the fees received by the directors in the fiscal year ended October 31, 2002.

                                                       Total Compensation
                                                        From the Company
                                Aggregate Compensation and Fund Complex*
       Name of Person, Position    From the Company     Paid to Director
       ------------------------ ---------------------- ------------------
          John C. Hover II**...        $15,000          $47,750(4 Funds)
            Director

-------------
* The "Fund Complex" consists of UST Private Equity Investors Fund, Inc., Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and Excelsior Hedge Fund of Funds I, LLC.
** Mr. Hover is an interested person of the Company.

                                                        Total Compensation
                                                         From the Company
                                 Aggregate Compensation and Fund Complex*
      Name of Person, Position      From the Company    Paid to Directors
      ------------------------   ---------------------- ------------------
       Gene M. Bernstein........        $15,000         $64,250 (5 Funds)
         Director
       Stephen V. Murphy........        $15,000         $64,250 (5 Funds)
         Director
       Victor F. Imbimbo, Jr....        $15,000         $64,250 (5 Funds)
         Director

-------------
* The "Fund Complex" consists of UST Private Equity Investors Fund, Inc., Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and Excelsior Hedge Fund of Funds I, LLC.

   The following charts provide certain information relating to the directors' security ownership in the Fund and Fund Complex.

                                                Aggregate Dollar Range of
                                              Equity Securities in All Funds
                      Dollar Range of Equity     Overseen by Director in
    Name of Director  Securities in the Fund* Family of Investment Companies
   ------------------ ----------------------- ------------------------------
   John C. Hover II**       $1-$10,000               $50,001-$100,000

-------------
*  Security valuations as of January 31, 2003.
** Mr. Hover is an interested person of the Company.

                                                  Aggregate Dollar Range of
                                                Equity Securities in All Funds
                        Dollar Range of Equity     Overseen by Director in
    Name of Director    Securities in the Fund* Family of Investment Companies
 ---------------------- ----------------------- ------------------------------
 Gene M. Bernstein.....     $10,001-$50,000             over $100,000
 Stephen V. Murphy.....       $1-$10,000                over $100,000
 Victor F. Imbimbo, Jr.          none                  $10,001-$50,000

-------------
*  Security valuations as of January 31, 2003.

         The Company's Board of Directors Unanimously Recommends that Shareholders Vote "FOR" Each of the Foregoing Nominees for Director.

                              VOTING INFORMATION

   Record Date. Only shareholders of record at the close of business on January 24, 2003 will be entitled to vote at the Meeting. On that date, the number of outstanding shares of the Company was 40,463. All shares of the Company will vote in the aggregate.

   You should send your proxy in by one of the following methods.

    1. Complete, sign and return the enclosed Proxy Card promptly in the postage-paid envelope.

    2. Call 1-800-690-6903. Enter the 12-digit control number on the enclosed Proxy Card and follow the telephone instructions.

    3. Use the Internet at www.proxyvote.com. Enter the 12-digit control number on the enclosed Proxy Card and follow the instructions on the website.

   In accordance with Section 2-507 of the Maryland General Corporation Law, shareholders may authorize the persons named as proxies to vote their shares by telephone, telegram or other electronic means, including the Internet.

   Quorum. A quorum is constituted with respect to the Company by the presence in person or by proxy of the holders of more than 50% of the outstanding shares entitled to vote. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted. Because they are not considered to be votes cast, abstentions and broker "non-votes" will have no effect on the election of directors.

   In the event that a quorum is not present at the Meeting (or at any adjournment thereof) or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares that are represented at the Meeting in person or by proxy. If a quorum is not present, all proxies will be voted in favor of adjournment. However, if a quorum is present at the Meeting but it appears that one or more proposals may not receive shareholder approval, the persons named as proxies may propose an adjournment of the Meeting.

   For an adjournment to occur, sufficient votes to adjourn must be voted in favor of adjournment. The persons named as proxies will vote the following shares in favor of adjournment:

    . all shares for which they are entitled to vote in favor of (i.e., "FOR") any of the proposals that will be considered at the adjourned meeting; and

    .  abstentions.

   The persons named as proxies will vote the following shares against adjournment:

    . all shares for which they must vote "AGAINST" all proposals that will be considered at an adjourned meeting.

   A shareholder vote may be taken with respect to the Company on any (but not all) of the proposals prior to any such adjournment as to which sufficient votes have been received for approval.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   As of January 31, 2003, certain beneficial owners, the directors, the chief executive officer and the directors and executive officers as a group held of record the following shares. Except as set forth below, to the Company's knowledge and based solely on a review of Forms 13D and 13G filed with the Securities and Exchange Commission (or the lack of such filings, as the case may be), no other person beneficially owned more than 5% of the Company's shares.

                                                            Amount and
                                                       Nature of Beneficial Percent of
Title of Class Name and Address of Beneficial Owner(1)    Ownership (#)     Class (%)
-------------- --------------------------------------- -------------------- ----------
Common Shares  United States Trust Company of New York   35,232 shares(2)     87.07
               John C. Hover II                                 15 shares       *
               Gene M. Bernstein                            200 shares(3)       *
               Stephen V. Murphy                                50 shares       *
               David I. Fann(4)                                 21 shares       *
               Douglas A. Lindgren(5)                           25 shares       *
               Directors and executive officers
               as a group (11 persons)                         311 shares       *

-------------
 * Less than one percent.
(1)The address for all, except David I. Fann and Douglas A. Lindgren, is c/o United States Trust Company of New York, 114 West 47th Street, New York, NY 10036-1532.
(2)United States Trust Company of New York has sole or shared voting and/or investment power over all of such shares which are beneficially owned by its clients. United States Trust Company of New York disclaims beneficial ownership of all such shares.
(3)Includes 60 shares beneficially owned by Mr. Bernstein's wife for which Mr. Bernstein disclaims beneficial ownership.
(4)The address for David I. Fann is c/o U.S. Trust Company, N.A., 5 Palo Alto Square, 9th Floor, 3000 Camino Real, Palo Alto, CA 94306.
(5)The address for Douglas A. Lindgren is c/o U.S. Trust Company, 225 High Ridge Road, Stamford, CT 06905.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Under the federal securities laws, the Company's directors and executive officers and any persons holding more than 10% of the Company's outstanding shares are required to report their ownership of the Company's shares and any changes in ownership of the Company's shares to the Company and the Securities and Exchange Commission. To the best of the Company's knowledge, these filings have all been satisfied by the Company's directors and executive officers.

                                 OTHER MATTERS

   Shareholder proposals intended for inclusion in the Company's proxy statement in connection with the Company's 2004 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), must be received by the Company at the Company's principal executive offices by October 14, 2003. In order for proposals made outside of Rule 14a-8 under the Securities Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Securities Exchange Act, such proposals must be received by the Company at the Company's principal executive offices not later than December 31, 2003. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders should send such proposal to the Company at: c/o U.S. Trust Company, 225 High Ridge Road, Stamford, CT 06905, Attention: Cynthia Englert, Secretary.

   No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Company.

   Shareholders may receive a copy of the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2002 without charge by submitting a request in writing to the Company at: c/o U.S. Trust Company, 225 High Ridge Road, Stamford, CT 06905, Attention: Cynthia Englert, Secretary.

   Only one proxy statement is being delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will deliver promptly upon request a separate copy of the proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered. Shareholders can notify the Company that they would like to receive a separate copy of the proxy statement by submitting a request in writing to the Company at: c/o U.S. Trust Company, 225 High Ridge Road, Stamford, CT 06905, Attention: Cynthia Englert, Secretary, or via telephone at (203) 352-4400. Shareholders sharing an address and receiving multiple copies of proxy statements may request to receive a single copy by contacting the Company as set forth above.

                        INDEPENDENT PUBLIC ACCOUNTANTS

   The board of directors, including all of the directors who are not "interested persons" of the Company (as defined in the 1940 Act), selected Ernst & Young LLP as the Company's independent public accountants at a meeting held on December 17, 2002. Since the Company complies with the provisions of Rule 32a-4 of the 1940 Act, it is not required to submit the selection of independent auditors to shareholders for ratification. Ernst & Young LLP, with offices at 787 Seventh Avenue, New York, New York, 10019, has served as the Company's independent public accountants since the date of the inception of the Company. A representative of Ernst & Young LLP is expected to be available at the Meeting to respond to appropriate questions should any matter arise requiring consultation with the accountants, and Ernst & Young, LLP will be given the opportunity to make a statement if it chooses.

                     FEES PAID TO INDEPENDENT ACCOUNTANTS

   Audit Fees. The aggregate fees billed for professional services rendered by Ernst & Young LLP for the audit of the Company's annual financial statements for the fiscal year ended October 31, 2002 and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year were $31,500.

   Financial Information Systems Design and Implementation Fees. Ernst & Young LLP billed no fees for non-audit professional services relating to the Company's financial information systems for the Company's fiscal year ended October 31, 2002.

   All Other Fees. The aggregate fees billed for all other services rendered by Ernst & Young LLP for the Company's fiscal year ended October 31, 2002 were $5,400.

                            ADDITIONAL INFORMATION

   Investment Adviser. United States Trust Company of New York, which has its principal offices at 114 West 47th Street, New York, New York 10036-1532, is a New York state chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, which has its principal offices at 225 High Ridge Road, Stamford, Connecticut 06905, is a Connecticut state chartered bank and trust company. United States Trust Company of New York, acting through its registered investment advisory division, U.S. Trust-New York Fund Advisers Division, and U.S. Trust Company, acting through its registered investment advisory division, U.S. Trust-Connecticut Fund Advisers Division, serve as co investment advisers to the Company under an investment advisory agreement with the Company, and each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company, which has its principal offices at 114 West 47th Street, New York, New York 10036-1532, and which is, in turn, a wholly-owned subsidiary of The Charles Schwab Corporation, which has its principal offices at 120 Kearney Street, San Francisco, California 94108.

   Administrator. As of January 2003, PFPC Inc., which is located at 103 Bellevue Parkway, Wilmington, DE 19809, is the administrator for the Company.

   Other. The Company does not currently employ a principal underwriter.

   Officers. Officers of the Company are elected by the directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Company's officers:

                           Position(s)                      Principal Occupation(s)
                            Held with   Length of             During Past 5 Years
  Name, Age and Address    the Company Time Served          and Other Affiliations
-------------------------- ----------- ----------- ------------------------------------------
David I. Fann, 38           President   Since      Mr. Fann serves as President and Co-
  U.S. Trust Company, N.A.  and Co-     September  Chief Executive Officer of Excelsior
  5 Palo Alto Square        Chief       1994       Private Equity Fund II, Inc., Excelsior
  9th Floor                 Executive              Venture Partners III, LLC and Excelsior
  3000 Camino Real          Officer                Venture Investors III, LLC and as
  Palo Alto, CA 94303                              Managing Director of U.S. Trust. He is
                                                   focused on direct investments in
                                                   information services and life sciences.
                                                   Prior to joining U.S. Trust in April 1994,
                                                   Mr. Fann served in various capacities for
                                                   Citibank from 1986 through 1994,
                                                   including, as a Vice President of Citibank

                        Position(s)                      Principal Occupation(s)
                         Held with   Length of             During Past 5 Years
 Name, Age and Address  the Company Time Served          and Other Affiliations
----------------------- ----------- ----------- ------------------------------------------
                                                and its small business investment
                                                company subsidiary, Citicorp Venture
                                                Capital Ltd. from 1991 until 1994. While
                                                at Citicorp Venture Capital Ltd., Mr. Fann
                                                invested in buyout and venture capital
                                                transactions and venture capital funds
                                                and served on the board of directors of
                                                several of its portfolio companies. Mr.
                                                Fann holds a B.A.S. degree in Industrial
                                                Engineering and Economics from
                                                Stanford University. Mr. Fann is on the
                                                boards of Adeza Biomedical Corp., Ancile
                                                Pharmaceuticals, Inc., Cenquest, Inc.,
                                                Curon Medical, Inc., Genoptix, Inc., Pilot
                                                Software Acquisition Corp., Protogene
                                                Laboratories, Inc., and Tensys Medical,
                                                Inc.

Douglas A. Lindgren, 41 Co-Chief    Since       Mr. Lindgren serves as Co-Chief Executive
  U.S. Trust Company    Executive   April 1995  Officer and Chief Investment Officer of
  225 High Ridge Road   Officer                 Excelsior Private Equity Fund II, Inc.,
  Stamford, CT 06905    and Chief               Excelsior Venture Partners III, LLC and
                        Investment              Excelsior Venture Investors III, LLC and
                        Officer                 as Managing Director of U.S. Trust. He is
                                                focused on direct investments in
                                                information technology, information
                                                services and communications. Prior to
                                                joining U.S. Trust in April 1995, Mr.
                                                Lindgren served in various capacities for
                                                Inco Venture Capital Management
                                                ("IVCM") from January 1988 through
                                                March 1995, including President and
                                                Managing Principal from January 1993
                                                through March 1995. While at IVCM, Mr.
                                                Lindgren invested in venture capital and
                                                buyout transactions and served on the
                                                board of directors of several of its
                                                portfolio companies. Before joining
                                                IVCM, Mr. Lindgren was employed by
                                                Salomon Brothers Inc. and Smith Barney,
                                                Harris Upham & Co., Inc. He is an
                                                Adjunct Professor of Finance at Columbia
                                                University's Graduate School of Business,

                      Position(s)                      Principal Occupation(s)
                       Held with   Length of             During Past 5 Years
Name, Age and Address the Company Time Served          and Other Affiliations
--------------------- ----------- ----------- ------------------------------------------
                                              where he has taught courses on venture
                                              capital since 1993. Mr. Lindgren holds
                                              M.B.A. and B.A. degrees from Columbia
                                              University. He serves on the United States
                                              Trust Company of New York Portfolio
                                              Policy Committee. Mr. Lindgren is on the
                                              boards of Ethertronics, Inc., MIDAS
                                              Vision Systems, Inc., Monterey Design
                                              Systems, Inc., NetLogic Microsystems,
                                              Inc., and Virtual Silicon Technology, Inc.

Brian F. Schmidt, 44   Chief       Since      Chief Financial Officer of Excelsior
  U.S. Trust Company   Financial   May 1996   Private Equity Fund II, Inc., Excelsior
  225 High Ridge Road  Officer                Venture Partners III, LLC and Excelsior
  Stamford, CT 06905                          Venture Investors III, LLC and Senior
                                              Vice President of U.S. Trust, Mr. Schmidt
                                              is the Division Manager of Mutual Funds
                                              with U.S. Trust. He is responsible for the
                                              operation and administration of the
                                              Excelsior Family of Funds and the U.S.
                                              Trust Co. Common Trust Funds. Mr.
                                              Schmidt joined U.S. Trust in 1991 from
                                              Prudential Insurance Company of
                                              America, where he was Director of
                                              Accounting. Prior to that he was a senior
                                              accounting manager at Dreyfus
                                              Corporation. Mr. Schmidt has 20 years of
                                              experience in financial services,
                                              concentrating in mutual funds. He
                                              received his B.S. degree from Marist
                                              College. He is on the Accountant's and
                                              Treasurer's Committee of the Investment
                                              Company Institute.

Frank D. Bruno, 42     Treasurer   Since      Treasurer of Excelsior Private Equity
  U.S. Trust Company               May 1996   Fund II, Inc., Excelsior Venture Partners
  225 High Ridge Road                         III, LLC and Excelsior Venture Investors
  Stamford, CT 06905                          III, LLC and Vice President of U.S.
                                              Trust, Mr. Bruno is a Vice President in
                                              the Mutual Funds Administration
                                              Department of an affiliate of U.S. Trust.
                                              Prior to joining U.S. Trust in March
                                              1994, he worked for the Dreyfus

                      Position(s)                      Principal Occupation(s)
                       Held with   Length of             During Past 5 Years
Name, Age and Address the Company Time Served          and Other Affiliations
--------------------- ----------- ----------- ------------------------------------------
                                              Corporation and PriceWaterhouse. Mr.
                                              Bruno received his B.S. degree from the
                                              Pennsylvania State University.

Lee A. Gardella, 35    Vice          Since    Vice President of Excelsior Private Equity
  U.S. Trust Company   President     March    Fund II, Inc., Excelsior Venture Partners
  225 High Ridge Road                1998     III, LLC, Excelsior Venture Investors III,
  Stamford, CT 06905                          LLC and U.S. Trust, Mr. Gardella joined
                                              U.S. Trust in September 1997. He is
                                              focused on direct investments in
                                              information technology companies and
                                              on fund investments. Mr. Gardella
                                              currently has monitoring responsibilities
                                              for several portfolio companies including
                                              Captura Software, Inc. and LogicVision,
                                              Inc. From July 1994 to September 1997,
                                              Mr. Gardella held several positions with
                                              the Edison Venture Fund, an expansion-
                                              stage venture capital firm in
                                              Lawrenceville, N.J. In addition, Mr.
                                              Gardella has worked at Wilshire
                                              Associates and National Steel
                                              Corporation. Mr. Gardella has served as a
                                              director of the Greater Philadelphia
                                              Venture Group. He received a M.B.A.
                                              degree from the University of Notre
                                              Dame and a B.S.B.A. degree in Finance
                                              from Shippensburg University. Mr.
                                              Gardella is a Chartered Financial Analyst.
                                              Mr. Gardella is on the boards of
                                              ClearOrbit, Inc., LogicLibrary, Inc., and
                                              Pilot Software Acquisition Corp.

James F. Rorer, 32     Vice          Since    Vice President of Excelsior Private Equity
  U.S. Trust Company   President     March    Fund II, Inc., Excelsior Venture Partners
  225 High Ridge Road                2000     III, LLC and Excelsior Venture Investors
  Stamford, CT 06905                          III, LLC and U.S. Trust, Mr. Rorer is
                                              focused on direct investments in
                                              information services and life sciences.
                                              Prior to joining U.S. Trust in May 1999,
                                              he worked at Bain & Company ("Bain"), a
                                              leading global strategic consulting firm,
                                              from September 1996 until April 1999.

                      Position(s)                      Principal Occupation(s)
                       Held with   Length of             During Past 5 Years
Name, Age and Address the Company Time Served          and Other Affiliations
--------------------- ----------- ----------- ------------------------------------------
                                              He was a consultant in the Private Equity
                                              Practice, providing strategic due
                                              diligence services to large private equity
                                              firms. In addition, Mr. Rorer also spent
                                              time in Bain's standard consulting
                                              practice, working with companies on a
                                              variety of strategic issues in a number of
                                              different industries including automotive,
                                              electric power, telecommunications,
                                              consumer products and financial services.
                                              Mr. Rorer was an investment banking
                                              analyst at CS First Boston from 1992 to
                                              1994, where he worked on mergers and
                                              acquisitions and financing for banks and
                                              consumer finance companies. Mr. Rorer
                                              graduated from Duke University, Phi
                                              Beta Kappa, with a degree in Economics
                                              and Mathematics. He holds a M.B.A.
                                              degree from Harvard Business School.
                                              Mr. Rorer is on the board of Pilot
                                              Software Acquisition Corp.

Cynthia Englert, 38    Chief       Since      Chief Administrative Officer and
  U.S. Trust Company   Adminis     September  Secretary of Excelsior Private Equity
  225 High Ridge Road  trative     2001       Fund II, Inc., Excelsior Venture Partners
  Stamford, CT 06905   Officer                III, LLC and Excelsior Venture Investors
                       and                    III, LLC, Ms. Englert joined U.S. Trust as
                       Secretary              Vice President of Finance and
                                              Administration in August 2001. She has
                                              held positions in fund accounting and
                                              administration at Whitney & Co. and
                                              various management reporting and
                                              financial analysis positions at Greenwich
                                              Capital Markets, Inc. Ms. Englert
                                              graduated from Holy Cross College with
                                              a B.A. degree in English. She holds a
                                              M.B.A. degree from the University of
                                              Connecticut.

   All officers of the Company are employees and/or officers of the Investment Adviser.

   Risk Factors. An investment in the securities of a business development company, such as the Company, involves certain risks not present in an investment in the securities of other companies, including other types of management investment companies.

   Portfolio Investment Risk. Under the 1940 Act, a business development company generally must be operated for the purpose of investing in the securities of certain present and former "eligible portfolio companies" or certain bankrupt or insolvent companies. Generally, eligible portfolio companies include companies that at the time of initial investment (i) do not have a class of securities included in the Federal Reserve Board's over-the-counter margin list (i.e., unregistered, private companies) or (ii) have total assets of less than $4 million, among other things. Although investing in such private or "small" companies offers the opportunity for significant capital gains, such investments also involve a high degree of business and financial risk that can result in substantial losses.

   The portfolio investments of the Company consist principally of securities of private companies that have been purchased in offerings not registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state's securities laws and may not be resold by the Company without registration or pursuant to an exemption. In addition, the securities of portfolio companies that are "public" companies may also be subject to restrictions on resale because they were acquired from the issuer in a "private placement" transaction or because the Company is deemed to be an affiliate of the issuer. Generally, the Company will not be able to sell these securities publicly without the expense and time required to register the securities under the Securities Act and applicable state securities laws, unless an exemption from such registration requirements is available. In addition, contractual or practical limitations may restrict the Company's ability to liquidate its securities in portfolio companies. These limitations on liquidity of the Company's investments could preclude or delay any disposition of such securities or reduce the amount of proceeds that might otherwise be realized.

   Incentive Compensation. Compensation paid by the Company to U.S. Trust is based in part on the capital appreciation of the Company's investments. Therefore, in making its investment decisions, U.S. Trust may have an incentive to make decisions that are riskier or more speculative than would be the case in the absence of this incentive compensation. For more information concerning the risks of investing in the Company, see the most recent prospectus of the Company which is included as a part of the Company's Registration Statement on Form N-2 (File No. 33-84290), which is filed with the Securities and Exchange Commission.

                         [LETTERHEAD OF EXCELSIOR FUNDS]

UST PRIVATE EQUITY INVESTORS FUND, INC.
103 BELLEVUE PARKWAY
WILMINGTON, DE  19809

This Proxy is solicited by the Board of Directors of UST Private Equity Investors Fund, Inc. (the "Company").

         This proxy is solicited by the Board of the Company for use at an annual meeting of shareholders to be held on March 21, 2003, at 10:00 a.m. (New York time), at the offices of United States Trust Company of New York, 114 West 47th Street, New York, New York 10036-1532.

         The undersigned hereby appoints Frank D. Bruno, Brian F. Schmidt and Cynthia Englert, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated annual meeting, and at all adjournments or postponements thereof, all shares representing interests in the Company held of record by the undersigned on January 24, 2003, the record date for the meeting, upon the following matters and upon any other matter that may come before the meeting, in their discretion.

         Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR each nominee for director.

         The proxies are authorized in their discretion to vote on any other business which may properly come before the meeting and any adjournments thereof. The proxies shall vote on adjournment in the manner contemplated by the Proxy Statement.

         Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

To vote by Telephone

1.    Read the Proxy Statement and have the Proxy card below at hand.
2.    Call 1-800-690-6903.
3. Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1.    Read the Proxy Statement and have the Proxy card below at hand.
2.    Go to Website www.proxyvote.com.
3. Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

Please sign and return promptly in enclosed envelope. No postage is required.

To Vote, Mark Blocks Below in Blue or Black Ink as Follows:   X

                       Keep This Portion For Your Records
 -------------------------------------------------------------------------------
                      Detach And Return This Portion Only.
              This Proxy Card Is Valid Only When Signed And Dated.
 -------------------------------------------------------------------------------

                     UST PRIVATE EQUITY INVESTORS FUND, INC.

                           04 0000000000 214748570875

Vote On Directors

1.    01)     John C. Hover II           03)     Stephen V. Murphy
      02)     Gene M. Bernstein          04)     Victor F. Imbimbo, Jr.

                  For               Withhold         For All
                  All               All              Except

                  [_]               [_]              [_]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

-----------------------------------------------------------------------------


---------------------------------           ----------------------------------
Signature                  Date             Signature (Joint Owners)     Date

(PLEASE SIGN WITHIN BOX)